JACOB FUNDS INC.

Jacob Internet Fund
Jacob Small Cap Growth Fund
Jacob Micro Cap Growth Fund

Prospectus Supplement dated October 22, 2012

The purpose of this supplement is to provide you with changes to the current Prospectus for the Jacob Internet Fund, Jacob Small Cap Growth Fund, and Jacob Micro Cap Growth Fund (the “Funds”).

Effective October 16, 2012, Jamie Cuellar is no longer a portfolio manager for the Funds and all references to Mr. Cuellar are deleted from the Prospectus.